UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 05, 2024

Flexsteel Industries Inc

(Exact name of Registrant as Specified in Its Charter)

Minnesota	0-5151	42-0442319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

385 Bell Street
Dubuque, Iowa		52001-7004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (563) 556-7730

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FLXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2024, in connection with Rule 14a-19 adopted by the U.S. Securities and Exchange Commission and related requirements (collectively, the “Universal Proxy Rules”) and a periodic review of the Bylaws of Flexsteel Industries, Inc. (“Flexsteel”), the Board of Directors (the “Board”) of Flexsteel amended and restated Flexsteel’s Bylaws (the “Amended and Restated Bylaws”), effective immediately. The amendments effected by the Amended and Restated Bylaws:

•
address the adoption of the Universal Proxy Rules, including to require certification of compliance with the Universal Proxy Rules;
•
provide that a shareholder nomination will be deemed null and void if the nominating shareholder fails to comply with the Universal Proxy Rules;
•
extend applicable deadlines to conform with those provided by the Universal Proxy Rules;
•
expand on the requirements for a nominating shareholder to subsequently notify Flexsteel of any changes or inaccuracies in notices previously provided by such shareholder;
•
expand the scope of disclosures required by a shareholder nominee (a “Shareholder Nominee”), including the following:
o
requiring a Shareholder Nominee to complete a directors’ questionnaire provided by Flexsteel, compelling the Shareholder Nominee to divulge certain information, including the Shareholder Nominee’s background, qualifications, and share ownership in Flexsteel;
o
written consent of the Shareholder Nominee agreeing to take part in Flexsteel’s processes for evaluating any Board nominee;
o
written confirmation the Shareholder Nominee has not, nor will, enter into any arrangement as to how they would vote on a any particular matter if elected;
o
written confirmation the Shareholder Nominee has not, nor will, enter into any arrangement concerning indemnification or reimbursement if elected, other than with Flexsteel;
o
disclosing the first date of contact between the Shareholder Nominee and any shareholder of Flexsteel concerning Flexsteel and any proposed Board nominations; and
o
written consent of the Shareholder Nominee to make themselves available to be interviewed by the Board;
•
address the color of proxy cards reserved for use by Flexsteel; and
•
make various other conforming, technical, and non-substantive changes.

The foregoing description of the Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Description

3.1 Flexsteel Industries, Inc., Amended and Restated Bylaws, dated March 5, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.

Date:	March 8, 2024	By:	/s/ Michael J. Ressler
Michael J. Ressler Chief Financial Officer